Exhibit 10.14

This DEED is made on the 24th day of November 2008

BETWEEN

(1)                                  Montpelier Reinsurance Ltd. of 94 Pitts Bay Road, Pembroke, Bermuda

(2)                                  Montpelier Re Holdings Ltd. of 94 Pitts Bay Road, Pembroke, Bermuda (“MRH”); and

(3)                                  Jonathan B. Kim of 3 Queen’s Cove, #B7, Pembroke, Bermuda (the “Employee”), together “the Parties”.

RECITALS

The Parties wish to amend the service agreement between MRE and the Employee dated November 30, 2004 (the “Service Agreement”) as set out herein.

1.              AMENDMENTS

1.1.           The defined term “Company” in the Service Agreement is hereby amended to refer in all instances to MRH

1.2.           These amendments will take effect from 24th November 2008 and except to the extent hereinabove set forth, the Service Agreement shall continue in full force and effect without change or modification.

IN WITNESS WHEREOF, each of the parties hereto has executed this Deed as of the date first above written.

Executed as a deed by MONTPELIER REINSURANCE LTD. acting by:

Director	Director/Secretary

/s/ Thomas G.S. Busher	/s/ Christopher L. Harris
Thomas G.S. Busher	Christopher L. Harris

Executed as a deed by MONTPELIER RE HOLDINGS LTD. acting by:

Director	Director/Secretary

/s/ Thomas G.S. Busher	/s/ Christopher L. Harris
Thomas G.S. Busher	Christopher L. Harris

Executed as a deed by the Employee:

/s/ Jonathan B. Kim
Jonathan B. Kim